UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

SHORT-TERM BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Short-Term Bond Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

Effective May 6, 2013, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh and Dennis J. McNamara. Mr. Walsh has been a part of the portfolio management team for the Fund since 2006. Mr. McNamara has been a part of the portfolio management team for the Fund since 2012. Mr. Walsh and Mr. McNamara have been employed by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, as investment professionals for more than five years. These investment professionals work together with a broader investment management team on portfolio structure, duration weighting and term structure decisions. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that

II	Western Asset Short-Term Bond Fund

time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Short-Term Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Western Asset Short-Term Bond Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates

Western Asset Short-Term Bond Fund	V

Investment commentary (cont’d)

given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationv Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvi fell 2.44%.

Performance review

For the six months ended June 30, 2013, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned -0.28%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/ Credit 1-3 Year Indexvii, returned 0.07% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned -0.36% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Short-Term Bond Fund:
Class A	-0.28%
Class C	-0.64%
Class C1♦	-0.40%
Class I	-0.12%
Class IS	-0.11%
Citigroup Treasury/Government Sponsored/ Credit 1-3 Year Index	0.07%
Lipper Short Investment Grade Debt Funds Category Average[1]	-0.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 286 funds in the Fund’s Lipper category, and excluding sales charges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Short-Term Bond Fund

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2013 for Class A, Class C, Class C1, Class I and Class IS shares were 0.30%, -0.39%, 0.06%, 0.62% and 0.65%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares would have been 0.29%, -0.40%, 0.05%, 0.60% and 0.63%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.80%, 1.61%, 1.04%, 0.46% and 0.46%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.60% for Class C shares, 0.55% for Class I shares and 0.45% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Short-Term Bond Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

VIII	Western Asset Short-Term Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives, such as written options, swap contracts and futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.28%	$1,000.00	$997.20	0.80%	$3.96	Class A	5.00%	$1,000.00	$1,020.83	0.80%	$4.01
Class C	-0.64	1,000.00	993.60	1.52	7.51	Class C	5.00	1,000.00	1,017.26	1.52	7.60
Class C1	-0.40	1,000.00	996.00	1.05	5.20	Class C1	5.00	1,000.00	1,019.59	1.05	5.26
Class I	-0.12	1,000.00	998.80	0.52	2.58	Class I	5.00	1,000.00	1,022.22	0.52	2.61
Class IS	-0.11	1,000.00	998.90	0.45	2.23	Class IS	5.00	1,000.00	1,022.56	0.45	2.26

2	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
WA Short-Term	— Western Asset Short-Term Bond Fund
MBS	— Mortgage-Backed Securities

4	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
WA Short-Term	— Western Asset Short-Term Bond Fund
MBS	— Mortgage-Backed Securities

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 38.4%
Consumer Discretionary — 1.7%
Automobiles — 0.8%
Daimler Finance NA LLC, Senior Notes	0.886%	3/28/14	$1,400,000	$1,404,306	(a)(b)
Daimler Finance NA LLC, Senior Notes	0.879%	1/9/15	1,240,000	1,244,396	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	1,100,000	1,117,345	(a)
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,150,000	1,146,908	(a)
Total Automobiles				4,912,955
Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp., Senior Notes	0.750%	5/29/15	2,100,000	2,105,672
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	170,000	172,161
Media — 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	690,000	721,733
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,101,722
Walt Disney Co., Senior Notes	0.450%	12/1/15	1,010,000	1,005,965
Total Media				2,829,420
Total Consumer Discretionary				10,020,208
Consumer Staples — 3.3%
Beverages — 1.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,219,260
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	2,430,000	2,430,627
Coca-Cola Co., Senior Notes	0.223%	3/14/14	1,890,000	1,889,495	(b)
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,164,940
Total Beverages				9,704,322
Food & Staples — 0.1%
General Mills Inc., Senior Notes	0.875%	1/29/16	960,000	955,037
Food & Staples Retailing — 0.8%
Costco Wholesale Corp., Senior Notes	0.650%	12/7/15	790,000	788,914
Kroger Co., Notes	3.900%	10/1/15	80,000	84,847
Sysco Corp., Senior Notes	0.550%	6/12/15	1,480,000	1,479,796
Wal-Mart Stores Inc.	0.600%	4/11/16	2,120,000	2,107,280
Total Food & Staples Retailing				4,460,837
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	740,000	748,243
Unilever Capital Corp., Senior Notes	0.450%	7/30/15	1,750,000	1,739,670
Total Food Products				2,487,913
Tobacco — 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	430,000	441,818

See Notes to Financial Statements.

6	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Altria Group Inc., Senior Notes	9.250%	8/6/19	$190,000	$251,944
Philip Morris International Inc.	5.650%	5/16/18	940,000	1,084,831
Total Tobacco				1,778,593
Total Consumer Staples				19,386,702
Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	1,000,000	1,046,604
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	190,000	198,690
Chevron Corp., Senior Notes	1.104%	12/5/17	1,400,000	1,369,425
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,419,999
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	890,000	935,128
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,630,000	2,718,962
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	1,690,000	1,785,063
Phillips 66 Co., Senior Notes	1.950%	3/5/15	1,000,000	1,015,924
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	410,000	410,526
TransCanada PipeLines Ltd., Senior Notes	0.953%	6/30/16	3,070,000	3,070,000	(b)
Total Energy				13,970,321
Financials — 20.3%
Capital Markets — 2.0%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	1,740,000	2,008,889
BlackRock Inc., Senior Notes	3.500%	12/10/14	350,000	364,249
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,780,000	1,853,952	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	1,400,000	1,421,475	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	1,200,000	1,382,519
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	3,060,000	3,155,417
Lehman Brothers Holdings Capital Trust VII	5.857%	8/8/13	3,190,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,010,000	0	(c)(d)(e)(f)
UBS AG, Senior Notes	2.250%	1/28/14	250,000	252,441
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,157,000	1,206,274
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	270,000	287,734
Total Capital Markets				11,932,950
Commercial Banks — 11.0%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,600,000	1,691,726
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	310,000	314,543	(a)
Australia & New Zealand Banking Group Ltd., Senior Notes	0.900%	2/12/16	2,410,000	2,396,446
Bank Nederlandse Gemeenten NV, Senior Bonds	1.000%	11/17/14	2,300,000	2,315,969	(a)
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	3,260,000	3,325,138	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	$1,130,000	$1,181,569	(a)
BB&T Corp., Senior Notes	5.700%	4/30/14	350,000	364,391
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,400,000	1,412,866
BNP Paribas SA, Senior Notes	1.179%	1/10/14	790,000	792,276	(b)
BNP Paribas SA, Senior Secured Bonds	2.200%	11/2/15	2,700,000	2,770,694	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	1,110,000	1,115,161	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,910,000	4,027,875	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,108,148
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	1,100,000	1,113,985	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,780,000	1,870,970
Credit Agricole Home Loan SFH, Secured Bonds	1.026%	7/21/14	800,000	803,053	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,360,000	1,407,433	(a)
Danske Bank A/S, Senior Notes	1.327%	4/14/14	1,300,000	1,305,815	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,480,000	2,592,969	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,460,000	2,483,855	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	3,060,000	3,162,002	(a)
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	1,920,000	1,937,082	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,190,000	1,206,816
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,840,000	1,901,866	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	760,000	788,307	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,940,000	2,972,751	(a)
Royal Bank of Canada, Senior Notes	0.800%	10/30/15	3,560,000	3,556,953
Royal Bank of Canada, Senior Notes	0.850%	3/8/16	2,100,000	2,090,460
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	1,190,000	1,183,681
Societe Generale, Senior Notes	1.328%	4/11/14	1,700,000	1,708,570	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	2,130,000	2,211,901	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	969,224	(a)
Swedbank AB, Secured Bonds	0.726%	3/28/14	300,000	300,967	(a)(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/8/13	2,580,000	2,534,850	(b)(g)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,870,000	1,999,346
Total Commercial Banks				63,919,658
Consumer Finance — 2.7%
American Express Co., Senior Notes	0.863%	5/22/18	60,000	59,993	(b)
American Express Credit Corp., Senior Notes	1.750%	6/12/15	1,840,000	1,865,856
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,043,578
American Honda Finance Corp., Notes	1.000%	8/11/15	1,300,000	1,302,781	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	520,000	543,358	(a)

See Notes to Financial Statements.

8	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	$1,500,000	$1,510,378
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	510,000	513,011
PACCAR Financial Corp., Senior Notes	0.800%	2/8/16	850,000	843,070
SLM Corp., Notes	0.576%	1/27/14	3,600,000	3,568,846	(b)
Toyota Motor Credit Corp., Senior Notes	1.000%	2/17/15	790,000	795,513
Toyota Motor Credit Corp., Senior Notes	0.875%	7/17/15	450,000	451,799
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	2,220,000	2,266,480
Total Consumer Finance				15,764,663
Diversified Financial Services — 3.6%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,050,000	1,184,655
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,120,000	2,237,800
Citigroup Inc., Senior Notes	6.000%	8/15/17	6,120,000	6,902,258
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,400,000	1,399,212	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	260,000	270,230
Private Export Funding Corp., Notes	4.950%	11/15/15	2,060,000	2,268,647
SSIF Nevada LP, Senior Notes	0.977%	4/14/14	3,010,000	3,024,662	(a)(b)
Svensk Exportkredit AB	1.750%	10/20/15	220,000	224,989
Total Capital International SA, Senior Notes	0.750%	1/25/16	3,250,000	3,226,294
Total Diversified Financial Services				20,738,747
Insurance — 0.9%
American International Group Inc., Senior Notes	3.750%	11/30/13	300,000	303,733	(a)
American International Group Inc., Senior Notes	3.650%	1/15/14	2,160,000	2,192,290
MetLife Inc., Senior Notes	2.375%	2/6/14	2,770,000	2,800,741
Total Insurance				5,296,764
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	800,000	844,488
Total Financials				118,497,270
Health Care — 2.8%
Health Care Equipment & Supplies — 0.5%
Baxter International Inc., Senior Notes	0.950%	6/1/16	1,500,000	1,494,029
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,510,000	1,567,087
Total Health Care Equipment & Supplies				3,061,116
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	274,163
Pharmaceuticals — 2.2%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,690,000	2,694,506	(a)
GlaxoSmithKline Capital PLC, Senior Notes	0.750%	5/8/15	2,070,000	2,070,484
Johnson & Johnson, Senior Notes	1.200%	5/15/14	3,250,000	3,275,376

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Takeda Pharmaceutical Co., Ltd., Senior Notes	1.031%	3/17/15	$1,990,000	$2,001,578	(a)
Teva Pharmaceutical Finance III BV, Senior Notes	0.772%	3/21/14	2,060,000	2,064,207	(b)
Zoetis Inc., Senior Notes	1.150%	2/1/16	630,000	628,257	(a)
Total Pharmaceuticals				12,734,408
Total Health Care				16,069,687
Industrials — 2.0%
Aerospace & Defense — 0.7%
Boeing Co., Senior Notes	0.283%	11/3/14	3,040,000	3,038,170	(b)
Precision Castparts Corp., Senior Notes	0.700%	12/20/15	1,040,000	1,034,510
Total Aerospace & Defense				4,072,680
Airlines — 0.4%
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	859,159	902,117
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	199,214	221,625
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	821,976	875,405
Total Airlines				1,999,147
Electrical Equipment — 0.4%
Eaton Corp., Senior Notes	0.950%	11/2/15	2,200,000	2,192,564	(a)
Industrial Conglomerates — 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	900,000	1,033,350
Machinery — 0.3%
John Deere Capital Corp., Notes	0.700%	9/4/15	230,000	229,717
John Deere Capital Corp., Senior Notes	0.875%	4/17/15	1,760,000	1,768,059
Total Machinery				1,997,776
Total Industrials				11,295,517
Information Technology — 0.9%
Computers & Peripherals — 0.6%
Apple Inc., Senior Notes	0.450%	5/3/16	3,400,000	3,365,847
IT Services — 0.3%
International Business Machines Corp., Senior Notes	0.550%	2/6/15	1,900,000	1,899,183
Total Information Technology				5,265,030
Materials — 2.0%
Chemicals — 0.8%
Dow Chemical Co., Notes	5.700%	5/15/18	60,000	68,486
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,350,000	1,404,791
Praxair Inc., Senior Notes	0.750%	2/21/16	3,000,000	2,986,035
Total Chemicals				4,459,312
Metals & Mining — 1.2%
BHP Billiton Finance USA Ltd., Senior Notes	5.400%	3/29/17	2,340,000	2,640,709

See Notes to Financial Statements.

10	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	$720,000	$705,344
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	150,000	142,818	(a)
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	410,000	410,133
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,160,000	1,193,540
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,100,000	1,123,749
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,030,000	1,155,978
Total Metals & Mining				7,372,271
Total Materials				11,831,583
Telecommunication Services — 2.3%
Diversified Telecommunication Services — 2.0%
AT&T Inc., Senior Notes	0.800%	12/1/15	2,780,000	2,768,949
AT&T Inc., Senior Notes	0.900%	2/12/16	1,260,000	1,251,306
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	1,340,000	1,366,933
British Telecommunications PLC, Senior Notes	1.625%	6/28/16	1,660,000	1,668,492
Verizon Communications Inc., Senior Notes	0.700%	11/2/15	4,000,000	3,975,424
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	351,000	457,982
Total Diversified Telecommunication Services				11,489,086
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,520,000	1,547,678
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	311,253
Total Wireless Telecommunication Services				1,858,931
Total Telecommunication Services				13,348,017
Utilities — 0.7%
Electric Utilities — 0.7%
Duke Energy Corp., Senior Notes	2.100%	6/15/18	4,070,000	4,049,536
Multi-Utilities — 0.0%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	13,077
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	165,949
Total Multi-Utilities				179,026
Total Utilities				4,228,562
Total Corporate Bonds & Notes (Cost — $223,470,168)				223,912,897
Asset-Backed Securities — 23.6%
Academic Loan Funding Trust, 2012-1A A1	0.993%	12/27/22	1,453,601	1,467,788	(a)(b)
Access Group Inc., 2005-1 A2	0.383%	3/23/20	1,545,604	1,539,304	(b)
Access Group Inc., 2005-B A2	0.506%	7/25/22	1,292,396	1,269,184	(b)
Accredited Mortgage Loan Trust, 2005-3 A2D	0.560%	9/25/35	57,187	56,424	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,800,000	1,830,079	(a)
Ally Auto Receivables Trust, 2012-1 A2	0.710%	9/15/14	41,125	41,132

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ally Auto Receivables Trust, 2012-3 A2	0.700%	1/15/15	$2,380,109	$2,381,584
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	2,227,703	2,226,958
American Express Credit Account Master Trust, 2012-3 A	0.343%	3/15/18	4,720,000	4,715,129	(b)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.748%	9/25/27	63,211	58,395	(b)
ARI Fleet Lease Trust, 2012-A A	0.743%	3/15/20	1,301,303	1,303,053	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.318%	5/25/32	180,471	172,711	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.018%	8/25/33	462,351	441,205	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.168%	12/15/33	133,247	122,255	(b)
Atrium CDO Corp., 5A A1	0.524%	7/20/20	2,193,408	2,156,546	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,900,000	2,947,327	(a)
Ballyrock Ltd., 2006-1A A	0.493%	8/28/19	879,328	876,619	(a)(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.825%	5/28/44	23,100	22,693	(b)
Bear Stearns Asset-Backed Securities Trust, 2003-2 A3	1.693%	3/25/43	99,068	96,534	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.713%	6/25/34	327,510	324,387	(b)
Black Diamond CLO Ltd., 2005-1A A1	0.542%	6/20/17	849,599	845,987	(a)(b)
Black Diamond CLO Ltd., 2005-1A A1A	0.522%	6/20/17	94,915	94,678	(a)(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.593%	9/15/17	1,870,000	1,863,721	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.393%	12/26/19	2,860,000	2,835,447	(b)
Canyon Capital CLO Ltd., 2004-1A A1A	0.657%	10/15/16	390,850	390,775	(a)(b)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	1,125,950	1,126,489
Castle Garden Funding, 2005-1A A2	0.535%	10/27/20	1,398,264	1,385,293	(a)(b)
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	1,921,820	1,923,860
Chase Issuance Trust, 2012-A6 A	0.323%	8/15/17	6,780,000	6,764,921	(b)
Citibank Credit Card Issuance Trust	0.293%	4/24/17	4,650,000	4,639,072	(b)
ColumbusNova CLO Ltd., 2007-1A A1	0.524%	5/16/19	974,049	959,802	(a)(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	81,725	78,112	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.393%	2/25/37	206,488	129,953	(a)(b)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.473%	2/15/34	224,664	154,516	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.343%	11/15/36	163,625	138,899	(b)
EFS Volunteer No. 3 LLC, 2012-1 A1	0.793%	10/25/21	1,170,483	1,167,264	(a)(b)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	2,281,222	2,279,874
Ford Credit Auto Owner Trust, 2012-B A2	0.570%	1/15/15	808,384	808,536
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	3,200,000	3,203,922
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	2,539,275	2,538,439
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.543%	9/15/16	1,070,000	1,071,702	(b)
Ford Credit Floorplan Master Owner Trust, 2013-3 A1	0.790%	6/15/17	1,880,000	1,878,644
Ford Credit Floorplan Master Owner Trust, 2013-3 A2	0.493%	6/15/17	780,000	778,926	(b)

See Notes to Financial Statements.

12	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Gannett Peak CLO Ltd., 2006-1A A1A	0.526%	10/27/20	$1,304,412	$1,293,163	(a)(b)
Gleneagles CLO Ltd., 2005-1A A1	0.549%	11/1/17	1,920,342	1,897,457	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.493%	5/25/36	263,370	258,011	(a)(b)
Halcyon Structured Asset Management Long Secured/Short Unsecured CLO Ltd., 2006-1A A	0.467%	10/12/18	881,949	879,579	(a)(b)
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	270,000	272,164	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	2,520,000	2,493,764	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	1,450,000	1,445,174	(a)
Honda Auto Receivables Owner Trust, 2011-1 A3	1.130%	10/15/14	107,472	107,567
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	1,414,765	1,414,815
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	2,400,000	2,401,423
Honda Auto Receivables Owner Trust, 2012-4 A4	0.660%	12/18/18	3,400,000	3,375,068
Honda Auto Receivables Owner Trust, 2013-2 A3	0.530%	2/16/17	3,450,000	3,433,062
LightPoint CLO Ltd., 2005-3A A1A	0.533%	9/15/17	869,485	855,635	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.453%	6/25/46	293,385	230,799	(a)(b)
Mercedes-Benz Auto Lease Trust, 2013-A A2	0.490%	6/15/15	1,400,000	1,397,356
Mercedes-Benz Auto Lease Trust, 2013-A A3	0.590%	2/15/16	2,550,000	2,541,196
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	405,456	405,378
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	920,000	917,699
Montana Higher Education Student Assistance Corp., 2012-1 A1	0.792%	9/20/22	872,199	880,921	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.543%	12/7/20	3,240,689	3,249,763	(b)
Nelnet Student Loan Trust, 2005-4 A2	0.383%	12/22/23	1,104,158	1,101,351	(b)
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	688,038	689,480
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	850,000	850,985
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	2,176,268	2,175,341
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	3,900,000	3,881,791
Nissan Master Owner Trust Receivables, 2012-A A	0.663%	5/15/17	2,140,000	2,137,769	(b)
Northstar Education Finance Inc., 2005-1 A1	0.376%	10/28/26	668,099	667,236	(b)
PE Environmental Funding LLC, 2007-A A1	4.982%	7/15/14	224,196	229,111
Porsche Innovative Lease Owner Trust, 2012-1 A3	0.540%	12/21/15	3,440,000	3,432,809	(a)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.318%	8/25/33	196,882	169,903	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	17,621	17,323
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	276,802	287,927	(b)
Saxon Asset Securities Trust, 2003-3 M1	1.168%	12/25/33	62,326	57,124	(b)
SLM Student Loan Trust, 2003-04 A5A	1.023%	3/15/33	90,854	90,854	(a)(b)
SLM Student Loan Trust, 2003-11 A4	0.463%	6/15/20	165,441	165,328	(b)
SLM Student Loan Trust, 2003-11 A6	0.563%	12/15/25	710,000	707,567	(a)(b)
SLM Student Loan Trust, 2004-10 A4A	0.676%	7/27/20	39,290	39,294	(a)(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2004-6 B	0.656%	4/25/25	$2,330,000	$2,083,081	(b)
SLM Student Loan Trust, 2005-10 A4	0.386%	10/25/19	638,031	635,699	(b)
SLM Student Loan Trust, 2006-4 A4	0.356%	4/25/23	100,513	100,439	(b)
SLM Student Loan Trust, 2006-5 A5	0.386%	1/25/27	1,800,000	1,738,139	(b)
SLM Student Loan Trust, 2006-6 A2	0.356%	10/25/22	255,802	254,771	(b)
SLM Student Loan Trust, 2007-2 A2	0.276%	7/25/17	355,814	354,584	(b)
SLM Student Loan Trust, 2007-4 A3	0.336%	1/25/22	340,206	338,981	(b)
SLM Student Loan Trust, 2008-1 A2	0.626%	10/25/16	897,811	896,278	(b)
SLM Student Loan Trust, 2011-B A1	1.043%	12/16/24	130,440	130,670	(a)(b)
SLM Student Loan Trust, 2012-6 A1	0.353%	2/27/17	734,479	733,313	(b)
SLM Student Loan Trust, 2012-7 A1	0.353%	2/27/17	2,785,383	2,780,925	(b)
SLM Student Loan Trust, 2012-6 A2	0.473%	9/25/19	4,500,000	4,474,807	(b)
SLM Student Loan Trust, 2012-A A1	1.593%	8/15/25	1,859,244	1,879,756	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.293%	12/15/21	1,298,795	1,305,058	(a)(b)
SLM Student Loan Trust, 2013-1 A1	0.343%	2/27/17	1,971,789	1,965,301	(b)
SLM Student Loan Trust, 2013-A A1	0.793%	8/15/22	1,139,199	1,133,084	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.093%	11/25/34	510,263	469,066	(b)
Stone Tower CLO Ltd., 2006-4X A1	0.548%	3/16/18	1,250,966	1,245,707	(a)(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	239,760	234,254	(a)
Structured Asset Securities Corp., 2004-SC1	8.431%	12/25/29	47,089	45,183	(a)(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.333%	5/25/47	800,000	679,294	(b)
Toyota Auto Receivables Owner Trust, 2012-A A3	0.750%	2/16/16	2,850,000	2,854,687
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	591,042	627,161	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	32,357	32,648
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	322,147	322,013
Venture CDO Ltd., 2013-13A AX	1.619%	6/10/25	2,250,000	2,184,750	(a)(b)
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	450,000	451,132
Total Asset-Backed Securities (Cost — $137,481,130)				137,510,107
Collateralized Mortgage Obligations — 16.6%
American Home Mortgage Investment Trust, 2005-4 1A1	0.483%	11/25/45	843,937	691,968	(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.643%	9/25/35	237,805	148,493	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	3.200%	12/20/34	214,474	140,706	(b)
Banc of America Funding Corp., 2005-E 4A1	2.687%	3/20/35	274,838	274,365	(b)
Banc of America Funding Corp., 2006-D 1A1	0.362%	5/20/36	678,518	624,351	(b)
Banc of America Mortgage Securities, 2002-J B1	3.794%	9/25/32	154,201	79,578	(b)
Banc of America Mortgage Securities, 2003-C B1	2.858%	4/25/33	475,084	299,976	(b)
Banc of America Mortgage Securities, 2003-D	2.872%	5/25/33	43,404	42,567	(b)
Banc of America Mortgage Securities, 2004-E 1A1	2.697%	6/25/34	193,772	192,488	(b)

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Alt-A Trust, 2004-9 3A1	2.607%	9/25/34	$361,122	$350,522	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.353%	1/25/47	732,691	378,706	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.857%	1/25/35	174,232	171,001	(b)
Bear Stearns ARM Trust, 2006-04 1A1	2.771%	10/25/36	295,939	239,334	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.744%	2/25/37	232,007	227,081	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.493%	8/25/35	11,486	10,021	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.483%	10/25/35	37,158	31,781	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.393%	1/25/36	20,827	17,383	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.423%	7/25/36	93,405	78,812	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.593%	5/25/35	85,991	84,678	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	3.024%	3/25/37	1,117,475	793,894	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.034%	12/25/34	75,575	73,223	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.043%	12/25/34	75,947	74,919	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.492%	11/20/35	175,557	133,073	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.503%	11/25/35	508,960	390,547	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.572%	11/20/35	1,135,367	224,835	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.473%	11/25/35	15,220	15,184	(b)
Countrywide Home Loans, 2003-HYB1 1A1	2.951%	5/19/33	115,661	114,634	(b)
Countrywide Home Loans, 2003-HYB3 6A1	2.866%	11/19/33	53,094	51,200	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.533%	6/25/35	131,786	91,182	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.593%	9/25/35	264,551	231,250	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.613%	7/25/36	95,274	82,976	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.441%	11/25/34	619,309	470,372	(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.660%	6/25/34	608,171	601,047	(b)
CS First Boston Mortgage Securities Corp., 2004-AR6 1A1	2.453%	10/25/34	66,844	66,024	(b)
DBRR Trust, 2012-EZ1 A	0.946%	9/25/45	3,546,396	3,553,361	(a)
Del Coronado Trust, 2013-HDC A	0.993%	3/15/26	2,400,000	2,397,031	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.442%	3/19/45	303,650	258,661	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.744%	2/25/48	325,156	324,899	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.894%	12/29/45	2,470,041	2,485,479	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	334,389
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.543%	11/15/40	2,157,170	2,168,043	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	221,870	262,254	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	938,964	916,633	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.300%	8/16/26	391,069	88,312	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-H02 FA	0.873%	2/20/60	$362,381	$365,057	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.743%	3/20/60	2,157,668	2,162,578	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.193%	5/20/60	1,782,649	1,823,002	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.528%	10/20/60	4,079,734	4,054,331	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.548%	8/20/58	4,776,109	4,756,716	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.648%	11/20/60	4,244,296	4,241,997	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.698%	12/20/60	177,407	177,725	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.648%	2/20/61	182,695	182,597	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.698%	2/20/61	1,364,436	1,366,770	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.668%	8/20/61	2,013,154	2,013,986	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.698%	7/20/62	15,566,733	15,599,945	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.718%	10/20/62	787,179	789,599	(b)
Government National Mortgage Association (GNMA), 2013-H02 FD	0.538%	12/20/62	10,754,530	10,709,915	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.400%	3/20/63	2,770,267	2,765,962	(b)
Government National Mortgage Association (GNMA), 2013-H14 FC	0.669%	6/20/63	200,000	200,000	(b)
Government National Mortgage Association (GNMA), 2013-H14 FD	0.669%	6/20/63	200,000	200,000	(b)
Government National Mortgage Association (GNMA), 2013-H14 FG	0.669%	5/20/63	200,000	200,000	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.450%	6/25/34	1,466,611	1,328,149	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.543%	9/25/35	1,629,501	1,357,229	(a)(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.592%	11/19/34	187,118	136,579	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.933%	12/25/34	499,658	455,554	(b)
IMPAC CMB Trust, 2004-5 1A1	0.913%	10/25/34	337,503	328,346	(b)
IMPAC CMB Trust, 2007-A A	0.443%	5/25/37	131,154	128,514	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.913%	1/25/35	330,563	246,694	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7, IO	6.300%	9/25/36	964,692	483,737	(b)

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Mortgage Trust, 2004-A1 1A1	4.742%	2/25/34	$120,691	$118,651	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.888%	11/25/33	227,776	225,358	(b)
Luminent Mortgage Trust, 2006-7 2A2, IO	0.413%	12/25/36	321,939	53,509	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	217,238	217,677
MASTR ARM Trust, 2003-6 1A2	2.825%	12/25/33	178,147	177,684	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	49,958	52,066	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.230%	3/25/33	586,768	503,502	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	3.046%	9/25/33	75,114	75,570	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.078%	1/25/29	9,750	9,654	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.560%	2/25/34	109,762	108,552	(b)
Merrill Lynch Mortgage Trust, 2003-KEY1 A4	5.236%	11/12/35	1,377,567	1,386,840	(b)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	155,767	158,803	(a)
Mortgage IT Trust, 2005-2 1A1	0.453%	5/25/35	166,372	159,068	(b)
Mortgage IT Trust, 2005-3 A1	0.493%	8/25/35	320,734	294,221	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.643%	1/8/20	1,192,346	1,200,549	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	1,036,084	1,042,832	(b)
Prime Mortgage Trust, 2005-2 2A1	7.057%	10/25/32	365,052	393,802	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	5,470	5,473
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	29,283	31,930
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	24,815	24,514
Sequoia Mortgage Trust, 2003-2 A2	1.113%	6/20/33	189,498	183,738	(b)
Sequoia Mortgage Trust, 2004-6 A1	2.028%	7/20/34	70,883	69,270	(b)
Structured ARM Loan Trust, 2004-04 3A1	2.593%	4/25/34	334,857	328,524	(b)
Structured ARM Loan Trust, 2004-07 A1	0.598%	6/25/34	329,021	290,604	(b)
Structured ARM Loan Trust, 2004-09XS A	0.563%	7/25/34	273,126	260,107	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.552%	3/25/35	603,590	489,847	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.460%	6/25/35	232,341	223,433	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.523%	7/25/35	585,053	482,577	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.423%	2/25/36	423,086	312,045	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	927,301	911,484
Structured Asset Securities Corp., 2002-08A 7A1	1.952%	5/25/32	111,527	106,450	(b)
Structured Asset Securities Corp., 2002-11A B2II, IO	2.716%	6/25/32	113,109	43,167	(b)
Structured Asset Securities Corp., 2002-16A B2II, IO	2.617%	8/25/32	275,097	79,741	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.615%	6/25/33	245,446	243,079	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.633%	3/25/34	949,767	938,215	(b)
Structured Asset Securities Corp., 2004-5 1A	2.586%	5/25/34	88,434	83,577	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.593%	9/25/33	649,326	592,927	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	278,427	277,611

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Asset Securities Corp., 2005-RF3 2A	3.479%	6/25/35	$884,518	$790,270	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.940%	8/20/35	67,971	58,234	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.457%	8/25/33	279,568	281,314	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	286,586	241,437	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.436%	1/25/35	520,976	524,616	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.603%	12/25/45	296,649	266,212	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.983%	7/25/47	3,287,770	2,819,137	(b)
Washington Mutual Inc., 2005-AR4 A5	2.451%	4/25/35	200,000	183,134	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.483%	7/25/45	415,062	385,686	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.502%	10/25/33	816,397	823,659	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.513%	7/25/45	439,493	406,620	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.513%	8/25/45	399,028	360,718	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.143%	6/25/46	269,981	139,919	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.449%	6/25/33	309,039	304,361	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.624%	12/25/34	566,429	560,845	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2, IO	2.740%	7/25/34	296,779	175,522	(b)
Total Collateralized Mortgage Obligations (Cost — $99,841,912)				96,840,550
Mortgage-Backed Securities — 6.8%
FHLMC — 0.7%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	14,143	14,447
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	174	177
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	121,859	141,817
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	447,993	521,140
Federal Home Loan Mortgage Corp. (FHLMC)	2.001%	6/1/43	3,500,000	3,472,547	(b)
Total FHLMC				4,150,128
FNMA — 5.0%
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	1,194	1,218
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	12,600	12,722
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	176,152	187,565
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	14,608	14,950

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	$14,019,215	$14,414,681
Federal National Mortgage Association (FNMA)	6.500%	4/1/24-4/1/31	8,829	9,634
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-1/1/33	1,072,464	1,248,188
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	61	68
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	27,857	28,044	(b)
Federal National Mortgage Association (FNMA)	2.340%	8/1/32-12/1/32	228,776	237,960	(b)
Federal National Mortgage Association (FNMA)	1.940%	1/1/33	266,549	277,840	(b)
Federal National Mortgage Association (FNMA)	2.050%	5/1/34	883,720	928,456	(b)
Federal National Mortgage Association (FNMA)	2.543%	12/1/34	41,109	43,688	(b)
Federal National Mortgage Association (FNMA)	2.607%	12/1/34	26,874	28,564	(b)
Federal National Mortgage Association (FNMA)	2.041%	1/1/35	106,397	112,779	(b)
Federal National Mortgage Association (FNMA)	2.085%	3/1/35	212,491	224,211	(b)
Federal National Mortgage Association (FNMA)	2.112%	5/1/35	583,461	617,181	(b)
Federal National Mortgage Association (FNMA)	6.292%	9/1/37	3,603,489	3,843,995	(b)
Federal National Mortgage Association (FNMA)	3.493%	12/1/39	6,471,881	6,882,985	(b)
Total FNMA				29,114,729
GNMA — 1.1%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	23,616	26,237
Government National Mortgage Association (GNMA)	9.000%	9/15/22	322	324
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,501,850	1,770,134
Government National Mortgage Association (GNMA)	7.000%	3/15/36	243,384	284,165
Government National Mortgage Association (GNMA)	2.291%	8/20/60	1,538,036	1,643,418	(b)
Government National Mortgage Association (GNMA) II	1.580%	1/20/60	1,943,807	2,010,775	(b)
Government National Mortgage Association (GNMA) II	1.388%	7/20/60	184,253	187,501	(b)
Government National Mortgage Association (GNMA) II	1.418%	7/20/60	382,097	391,578	(b)
Total GNMA				6,314,132
Total Mortgage-Backed Securities (Cost — $39,139,125)				39,578,989
Sovereign Bonds — 1.5%
Japan — 0.6%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,733,898
Norway — 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	2,700,000	2,805,786	(a)
Russia — 0.4%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	2,100,000	2,178,750	(a)
Total Sovereign Bonds (Cost — $8,414,911)				8,718,434

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 9.4%
U.S. Government Agencies — 5.9%
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	$2,920,000	$2,985,493
Federal Home Loan Bank (FHLB), Bonds	0.500%	11/20/15	10,000,000	9,994,980
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.000%	7/28/17	6,500,000	6,415,058
Federal National Mortgage Association (FNMA), Bonds	2.034%	4/1/33	532,092	559,445	(b)
Federal National Mortgage Association (FNMA), Notes	0.500%	5/27/15	5,000,000	5,010,525
Federal National Mortgage Association (FNMA), Notes	0.500%	7/2/15	4,000,000	4,007,296
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	479,465
Federal National Mortgage Association (FNMA), Notes	0.875%	8/28/17	420,000	412,096
Federal National Mortgage Association (FNMA), Notes	0.875%	10/26/17	5,000,000	4,893,015
Total U.S. Government Agencies				34,757,373
U.S. Government Obligations — 3.5%
U.S. Treasury Notes	0.500%	10/15/14	300,000	301,102
U.S. Treasury Notes	0.250%	1/15/15	2,960,000	2,959,654
U.S. Treasury Notes	0.375%	3/15/15	240,000	240,300
U.S. Treasury Notes	0.375%	4/15/15	490,000	490,469
U.S. Treasury Notes	0.375%	11/15/15	160,000	159,656
U.S. Treasury Notes	1.000%	8/31/16	9,180,000	9,251,714
U.S. Treasury Notes	1.000%	9/30/16	6,080,000	6,122,037
U.S. Treasury Notes	0.500%	7/31/17	800,000	780,906
U.S. Treasury Notes	1.250%	10/31/19	90,000	87,311
U.S. Treasury Notes	1.625%	11/15/22	60,000	56,018
Total U.S. Government Obligations				20,449,167
Total U.S. Government & Agency Obligations (Cost — $55,278,489)				55,206,540
U.S. Treasury Inflation Protected Securities — 1.9%
U.S. Treasury Notes, Inflation Indexed (Cost — $11,203,788)	1.250%	4/15/14	10,987,800	11,144,893
Total Investments before Short-Term Investments (Cost — $574,829,523)				572,912,410
Short-Term Investments — 1.5%
Repurchase Agreements — 1.5%
Barclays Capital Inc. repurchase agreement dated 6/28/13; Proceeds at maturity — $8,700,044; (Fully collateralized by U.S. government obligations, 0.625% due 5/31/17; Market value — $8,874,409) (Cost — $8,700,000)	0.060%	7/1/13	8,700,000	8,700,000
Total Investments — 99.7% (Cost — $583,529,523#)				581,612,410
Other Assets in Excess of Liabilities — 0.3%				1,650,521
Total Net Assets — 100.0%				$583,262,931

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Western Asset Short-Term Bond Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of June 30, 2013.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class

Schedule of Written Options
Security	Expiration Date	Strike Rate	Notional Par[1]	Value
Interest Rate Swaption with Barclays Capital Inc., Put (Premiums received — $79,776)	8/26/14	2.50%	19,108,000	$9,285

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $583,529,523)	$581,612,410
Cash	2,069,645
Interest receivable	1,857,816
Receivable for securities sold	1,070,775
Receivable for Fund shares sold	654,842
Deposits with brokers for open futures contracts	271,990
Principal paydown receivable	17,459
Prepaid expenses	65,477
Other receivables	69,617
Total Assets	587,690,031

Liabilities:
Payable for securities purchased	3,070,000
Payable for Fund shares repurchased	786,921
Investment management fee payable	181,753
Service and/or distribution fees payable	71,224
Distributions payable	35,362
Payable to broker — variation margin on open futures contracts	24,711
Written options, at value (premiums received — $79,776)	9,285
OTC swaps, at value (premiums paid — $134)	2,579
Trustees’ fees payable	2,346
Payable for open swap contracts	61
Accrued expenses	242,858
Total Liabilities	4,427,100
Total Net Assets	$583,262,931

Net Assets:
Par value (Note 7)	$1,496
Paid-in capital in excess of par value	638,952,402
Overdistributed net investment income	(304,445)
Accumulated net realized loss on investments, futures contracts and swap contracts	(53,392,778)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(1,993,744)
Total Net Assets	$583,262,931

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Shares Outstanding:
Class A	15,031,983
Class C	2,077,234
Class C1	32,705,412
Class I	14,177,143
Class IS	85,614,515

Net Asset Value:
Class A (and redemption price)	$3.90
Class C*	$3.90
Class C1 (and redemption price)	$3.90
Class I (and redemption price)	$3.90
Class IS	$3.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.99

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$4,654,218
Less: Foreign taxes withheld	(297)
Total Investment Income	4,653,921

Expenses:
Investment management fee (Note 2)	1,113,830
Service and/or distribution fees (Notes 2 and 5)	436,176
Transfer agent fees (Note 5)	117,215
Registration fees	59,646
Legal fees	40,878
Fund accounting fees	27,895
Audit and tax	25,737
Shareholder reports	23,280
Trustees’ fees	4,371
Insurance	3,511
Custody fees	1,792
Miscellaneous expenses	4,882
Total Expenses	1,859,213
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(57,433)
Net Expenses	1,801,780
Net Investment Income	2,852,141

Realized and Unrealized Loss on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(240,841)
Futures contracts	152,017
Swap contracts	(1,359)
Net Realized Loss	(90,183)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,788,395)
Futures contracts	22,070
Written options	(5,360)
Swap contracts	(1,446)
Change in Net Unrealized Appreciation (Depreciation)	(3,773,131)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(3,863,314)
Decrease in Net Assets from Operations	$(1,011,173)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$2,852,141	$6,932,144
Net realized loss	(90,183)	(11,507,048)
Change in net unrealized appreciation (depreciation)	(3,773,131)	24,569,076
Increase (Decrease) in Net Assets From Operations	(1,011,173)	19,994,172

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,148,057)	(8,378,846)
Decrease in Net Assets From Distributions to Shareholders	(3,148,057)	(8,378,846)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	95,321,869	422,448,918
Reinvestment of distributions	2,934,344	7,719,412
Cost of shares repurchased	(64,665,831)	(462,804,831)
Net assets of shares issued in connection with merger (Note 8)	—	50,764,709
Increase in Net Assets From Fund Share Transactions	33,590,382	18,128,208
Increase in Net Assets	29,431,152	29,743,534

Net Assets:
Beginning of period	553,831,779	524,088,245
End of period*	$583,262,931	$553,831,779
* Includes overdistributed net investment income of:	$(304,445)	$(8,529)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$3.93	$3.84	$3.87	$3.69	$3.34	$3.98

Income (loss) from operations:
Net investment income	0.02	0.05	0.06	0.09	0.09	0.15
Net realized and unrealized gain (loss)	(0.03)	0.10	(0.02)	0.19	0.36	(0.63)
Total income (loss) from operations	(0.01)	0.15	0.04	0.28	0.45	(0.48)

Less distributions from:
Net investment income	(0.02)	(0.06)	(0.07)	(0.10)	(0.10)	(0.16)
Total distributions	(0.02)	(0.06)	(0.07)	(0.10)	(0.10)	(0.16)

Net asset value, end of period	$3.90	$3.93	$3.84	$3.87	$3.69	$3.34
Total return[3]	(0.28)%	3.87%	1.12%	7.75%	13.70%	(12.39)%

Net assets, end of period (millions)	$59	$61	$62	$62	$45	$39

Ratios to average net assets:
Gross expenses	0.82%[4]	0.84%	0.87%	0.88%	0.98%	1.02%
Net expenses[5]	0.80 [4,6]	0.79 [6]	0.87	0.88	0.98	1.01 [6]
Net investment income	0.86 [4]	1.22	1.51	2.33	2.61	4.09

Portfolio turnover rate	19%	73%[7]	89%[7]	80%[7]	94%[7]	46%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105%, 87%, 159% and 291% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$3.93	$3.91

Income (loss) from operations:
Net investment income	0.00 [4]	0.01
Net realized and unrealized gain (loss)	(0.02)	0.03
Total income (loss) from operations	(0.02)	0.04

Less distributions from:
Net investment income	(0.01)	(0.02)
Total distributions	(0.01)	(0.02)

Net asset value, end of period	$3.90	$3.93
Total return[5]	(0.64)%	0.91%

Net assets, end of period (millions)	$8	$3

Ratios to average net assets:
Gross expenses[6]	1.54%	1.48%
Net expenses[6,7,8,9]	1.52	1.32
Net investment income[6]	0.14	0.58

Portfolio turnover rate	19%	73%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period August 1, 2012 (inception date) to December 31, 2012.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C1♦ Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$3.93	$3.84	$3.88	$3.70	$3.34	$3.99

Income (loss) from operations:
Net investment income	0.01	0.04	0.05	0.08	0.08	0.13
Net realized and unrealized gain (loss)	(0.03)	0.10	(0.03)	0.19	0.37	(0.64)
Total income (loss) from operations	(0.02)	0.14	0.02	0.27	0.45	(0.51)

Less distributions from:
Net investment income	(0.01)	(0.05)	(0.06)	(0.09)	(0.09)	(0.14)
Total distributions	(0.01)	(0.05)	(0.06)	(0.09)	(0.09)	(0.14)

Net asset value, end of period	$3.90	$3.93	$3.84	$3.88	$3.70	$3.34
Total return[3]	(0.40)%	3.62%	0.62%	7.44%	13.63%	(13.15)%

Net assets, end of period (millions)	$127	$149	$163	$172	$123	$5

Ratios to average net assets:
Gross expenses	1.07%[4]	1.08%	1.12%	1.08%	1.08%	1.63%
Net expenses[5]	1.05 [4,6]	1.04 [6]	1.12	1.08 [7]	1.08 [7]	1.63
Net investment income	0.62 [4]	0.97	1.26	2.14	2.34	3.47

Portfolio turnover rate	19%	73%[8]	89%[8]	80%[8]	94%[8]	46%[8]

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.10% for Class C1 shares until April 30, 2010.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105%, 87%, 159% and 291% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013[2]		2012	2011	2010	2009	2008

Net asset value, beginning of period	$3.93		$3.84	$3.87	$3.70	$3.34	$3.99

Income (loss) from operations:
Net investment income	0.02		0.06	0.07	0.10	0.11	0.17
Net realized and unrealized gain (loss)	(0.02)		0.10	(0.01)	0.18	0.37	(0.64)
Total income (loss) from operations	(0.00)	[3]	0.16	0.06	0.28	0.48	(0.47)

Less distributions from:
Net investment income	(0.03)		(0.07)	(0.09)	(0.11)	(0.12)	(0.18)
Total distributions	(0.03)		(0.07)	(0.09)	(0.11)	(0.12)	(0.18)

Net asset value, end of period	$3.90		$3.93	$3.84	$3.87	$3.70	$3.34
Total return[4]	(0.12)%		4.31%	1.49%	7.77%	14.55%	(12.16)%

Net assets, end of period (millions)	$55		$36	$299	$269	$238	$182

Ratios to average net assets:
Gross expenses	0.53%[5]		0.50%	0.51%	0.50%	0.51%	0.50%
Net expenses[6]	0.52	[5,7,8]	0.48 [7,8]	0.51 [7]	0.50 [7]	0.51 [7]	0.50
Net investment income	1.16	[5]	1.53	1.86	2.73	3.07	4.60

Portfolio turnover rate	19%		73%[9]	89%[9]	80%[9]	94%[9]	46%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective October 8, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. Prior to October 8, 2012, the expense limitation was 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105%, 87%, 159% and 291% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$3.93	$3.93

Income (loss) from operations:
Net investment income	0.02	0.01
Net realized and unrealized gain (loss)	(0.02)	0.01
Total income (loss) from operations	(0.00) [4]	0.02

Less distributions from:
Net investment income	(0.03)	(0.02)
Total distributions	(0.03)	(0.02)

Net asset value, end of period	$3.90	$3.93
Total return[5]	(0.11)%	0.52%

Net assets, end of period (millions)	$334	$305

Ratios to average net assets:
Gross expenses[6]	0.47%	0.50%
Net expenses[6,7,8,9]	0.45	0.29
Net investment income[6]	1.22	1.60

Portfolio turnover rate	19%	73%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period October 5, 2012 (inception date) to December 31, 2012.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the period ended December 31, 2012.

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$223,912,897	$0	*	$223,912,897
Asset-backed securities	—	137,510,107	—		137,510,107
Collateralized mortgage obligations	—	96,840,550	—		96,840,550
Mortgage-backed securities	—	39,578,989	—		39,578,989
Sovereign bonds	—	8,718,434	—		8,718,434
U.S. government & agency obligations	—	55,206,540	—		55,206,540
U.S. Treasury inflation protected securities	—	11,144,893	—		11,144,893
Total long-term investments	—	$572,912,410	$0	*	$572,912,410
Short-term investments†	—	8,700,000	—		8,700,000
Total investments	—	$581,612,410	$0	*	$581,612,410
Other financial instruments:
Futures contracts	$172,259	—	—		172,259
Total	$172,259	$581,612,410	$0	*	$581,784,669

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$9,285	—	$9,285
Futures contracts	$316,668	—	—	316,668
Credit default swaps on corporate issues —buy protection‡	—	2,579	—	2,579
Total	$316,668	$11,864	—	$328,532

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying

34	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and

36	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

38	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $11,864. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amend-

40	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

ed, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed to interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.60%, 0.55% and 0.45%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $57,433.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

The investment manager is permitted to recapture amounts waived or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares which applies if redemption occurs within 12 months from purchase payment. Class C1 shares (On August 1, 2012, Class C shares were reclassified as Class C1 shares) acquired from another Legg Mason Partners Fund subject to CDSC remain subject to original Fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

For the six months ended June 30, 2013, LMIS and its affiliates retained sales charges of $544 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$95	$1,559

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of June 30, 2013, the Fund had accrued $814 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

42	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$95,752,961	$36,602,896
Sales	86,900,754	17,328,426

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,793,809
Gross unrealized depreciation	(10,710,922)
Net unrealized depreciation	$(1,917,113)

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	466	9/13	$102,608,890	$102,520,000	$(88,890)
U.S. Treasury 10-Year Notes	81	9/13	10,479,341	10,251,563	(227,778)
					$(316,668)
Contracts to Sell:
U.S. Treasury 5-Year Notes	163	9/13	$19,902,900	$19,730,641	$172,259
Net unrealized loss on open futures contracts					$(144,409)

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of December 31, 2012	19,108,000	$79,776
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2013	19,108,000	$79,776

At June 30, 2013, the Fund held the following open OTC swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2013[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	1.25%	5.000% quarterly	$(2,579)	$134	$(2,713)

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$172,259

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$9,285		$9,285
Futures contracts[2]	316,668	—	316,668
OTC swap contracts[3]	—	$2,579	2,579
Total	$325,953	$2,579	$328,532

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

44	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$152,017		$152,017
Swap contracts	—	$(1,359)	(1,359)
Total	$152,017	$(1,359)	$150,658

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Written options	$(5,360)		$(5,360)
Futures contracts	22,070	—	22,070
Swap contracts	—	$(1,446)	(1,446)
Total	$16,710	$(1,446)	$15,264

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$5,255
Futures contracts (to buy)	166,619,132
Futures contracts (to sell)	55,999,179

Average Notional Balance‡
Credit default swap contracts (to buy protection)	$57,143

‡	Amounts are denominated in U.S. dollars, unless otherwise noted.

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets & Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$9,285	—	$9,285
Futures contracts[4]	24,711	$(24,711)	—
OTC swap contracts	2,579	—	2,579
Total	$36,575	$(24,711)	$11,864

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

[2]	Gross amounts not offset in the Statement of Assets & Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets & Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class C1 shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$71,903	$30,182
Class C	23,057	1,565
Class C1	341,216	67,489
Class I	—	13,194
Class IS	—	4,785
Total	$436,176	$117,215

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,446
Class C	437
Class C1	12,923
Class I	3,790
Class IS	34,837
Total	$57,433

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$278,686	$955,818
Class C	5,473	7,610	[1]
Class C1	498,091	2,030,297	♦
Class I	263,927	4,075,244
Class IS	2,101,880	1,309,877	[2]
Total	$3,148,057	$8,378,846

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	For the period October 5, 2012 (inception date) through December 31, 2012.

46	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

7. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	2,545,862	$9,990,934	5,661,333		$22,051,318
Shares issued on reinvestment	68,594	269,189	237,959		929,405
Shares repurchased	(3,141,900)	(12,341,045)	(6,594,411)		(25,734,216)
Shares issued with merger	—	—	6,438		25,294
Net decrease	(527,444)	$(2,080,922)	(688,681)		$(2,728,199)

Class C
Shares sold	1,369,733	$5,378,579	905,717	[1]	$3,554,876	[1]
Shares issued on reinvestment	1,378	5,411	1,922	[1]	7,552	[1]
Shares repurchased	(92,684)	(363,710)	(111,406)	[1]	(437,731)	[1]
Shares issued with merger	—	—	2,574	[1]	10,117	[1]
Net increase	1,278,427	$5,020,280	798,807	[1]	$3,134,814	[1]

Class C1
Shares sold	723,621	$2,844,417	10,239,127	♦	$39,794,980	♦
Shares issued on reinvestment	124,076	487,430	510,034	♦	1,992,263	♦
Shares repurchased	(5,941,010)	(23,340,972)	(15,355,465)	♦	(59,945,457)	♦
Net decrease	(5,093,313)	$(20,009,125)	(4,606,304)	♦	$(18,158,214)	♦

Class I
Shares sold	8,281,289	$32,480,935	18,724,639		$72,880,385
Shares issued on reinvestment	24,919	97,774	899,020		3,501,751
Shares repurchased	(3,396,576)	(13,338,408)	(94,636,498)		(370,490,547)
Shares issued with merger	—	—	6,385,874		25,084,989
Net increase (decrease)	4,909,632	$19,240,301	(68,626,965)		$(269,023,422)

Class IS
Shares sold	11,356,060	$44,627,004	72,307,232	[2]	$284,167,359	[2]
Shares issued on reinvestment	528,696	2,074,540	327,847	[2]	1,288,441	[2]
Shares repurchased	(3,891,018)	(15,281,696)	(1,541,232)	[2]	(6,196,880)	[2]
Shares issued with merger	—	—	6,526,930	[2]	25,644,309	[2]
Net increase	7,993,738	$31,419,848	77,620,777	[2]	$304,903,229	[2]

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	For the period October 5, 2012 (inception date) through December 31, 2012. During the period Class I shareholders exchanged $275,558,926 into Class IS.

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

8. Transfer of net assets

On October 5, 2012, the Fund acquired the assets and certain liabilities of the Western Asset Limited Duration Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Limited Duration Bond Fund	12,921,816	$50,764,709	$518,368,042

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class C and Class I and Class IS received 2.407508, 2.406958, 2.409170 and 2.407076 shares of Class A, Class C, Class I and Class IS shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $1,015,422, accumulated net realized loss of $11,875,426 and undistributed net investment loss of $22,131. Total net assets of the Fund immediately after the transfer were $569,132,751. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$7,603,261
Net realized loss	(12,652,549)
Change in net unrealized appreciation	27,414,330
Increase in net assets from operations	$22,365,042

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on October 5, 2012.

9. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(22,286,282)	*
12/31/2013	(2,604,152)
12/31/2014	(8,341,647)
12/31/2015	(4,917,261)
12/31/2016	(3,918,515)
12/31/2017	(7,435,333)
12/31/2018	(2,540,310)
	$(52,043,500)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

48	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

10. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the

Western Asset Short-Term Bond Fund 2013 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

50	Western Asset Short-Term Bond Fund 2013 Semi-Annual Report

Western Asset

Short-Term Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund 1-887-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0632 8/13 SR13-1987

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	August 23, 2013